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                                                                    EXHIBIT 99-A

         I, Reuben Mark, Chairman and Chief Executive Officer of
Colgate-Palmolive Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Colgate-Palmolive Company.

Dated:  August 2, 2002



                                                    /s/  Reuben Mark
                                                   -----------------------------
                                                   Reuben Mark
                                                   Chairman and Chief Executive
                                                     Officer